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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 7, 1999

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)

        Delaware                    0-20763                  42-1407240
     (State or Other              (Commission               (IRS Employer
      Jurisdiction               File Number)          Identification Number)
    of Incorporation)

             McLeodUSA Technology Park                       52406-3177
 6400 C Street, S.W., P.O. Box 3177, Cedar Rapids,           (Zip Code)
                         IA
      (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (319) 364-0000

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

Agreement to Acquire Ovation Communications, Inc.

  On January 7, 1999, McLeodUSA Incorporated (the "Company") entered into an Agreement and Plan of Merger (the "Ovation Merger Agreement") with Ovation Communications, Inc., a Delaware corporation ("Ovation"), and certain stockholders of Ovation pursuant to which Ovation will be merged with and into a newly formed wholly owned subsidiary of the Company (the "Ovation Merger"). As a result of the Ovation Merger, (i) each share of Ovation's preferred stock will be converted into the right to receive cash, and (ii) each share of Ovation's common stock will be converted, at the election of the holder thereof, into the right to receive cash or shares of the Company's Class A common stock. The amount of cash into which each share of Ovation's preferred stock will be converted and the amount of cash or number of shares of the Company's Class A common stock into which each share of Ovation's common stock will be converted will be determined immediately prior to consummation of the Ovation Merger in accordance with formulas specified in the Ovation Merger Agreement. The Company estimates that it will be required to issue approximately 5.1 million shares of its Class A common stock and to pay approximately $141 million pursuant to the Ovation Merger. The Company also will assume approximately $83 million in Ovation debt. In addition, under the terms of the Ovation Merger Agreement, each option to purchase Ovation common stock issued under Ovation's stock option plan will become or be replaced by an option to purchase a number of shares of the Company's Class A common stock equal to the number of shares of Ovation common stock that could have been purchased (assuming full vesting) under the Ovation stock option multiplied by the exchange ratio used to convert Ovation common stock into the Company's Class A common stock. The Company has agreed to register under the Securities Act of 1933 the shares of its Class A common stock to be issued in the Ovation Merger.

  Consummation of the Ovation Merger is subject to the satisfaction of certain conditions, including (i) approval of the Ovation Merger Agreement and the Ovation Merger by the stockholders of Ovation, (ii) effectiveness of the registration statement registering the shares of the Company's Class A common stock to be issued in the Ovation Merger, (iii) compliance with all applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration of all applicable waiting periods thereunder, (iv) receipt of specified regulatory approvals and (v) certain other customary conditions. Certain stockholders and executive officers of Ovation have entered into voting agreements pursuant to which, among other things, they have agreed to vote their shares of Ovation common stock and preferred stock in favor of the Ovation Merger at a meeting of the stockholders of Ovation. Both the Company and Ovation may terminate the Ovation Merger Agreement if the Ovation Merger has not been consummated by May 1, 1999.

  In connection with the execution of the Ovation Merger Agreement, the Company entered into a Revolving Credit Agreement with Ovation pursuant to which the Company agreed to lend to Ovation up to $20 million on a senior subordinated unsecured basis. In addition, certain stockholders of Ovation entered into a Stockholders' Agreement (the "Stockholders' Agreement") with the Company and certain stockholders of the Company pursuant to which, among other things, such Ovation stockholders agreed through December 31, 2001 to certain restrictions on their ability to transfer the shares of the Company's Class A common stock that they will receive in the Ovation Merger.

  Ovation is a facilities-based competitive local exchange carrier headquartered in Minneapolis, Minnesota. Ovation offers local, long distance, Integrated Services Digital Network (ISDN), voice mail, teleconferencing, calling card and other telecommunications services to business and residential customers primarily in urban areas in the upper Midwestern region of the United States. As of December 31, 1998, Ovation served approximately 32,650 business local lines and 12,900 residential local lines to approximately 2,900 business customers and 11,750 residential customers in 135 cities and towns, generating estimated 1998 revenues of $34.6 million.

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Ovation has four switches and approximately 564 route miles of fiber optic network. As of December 31, 1998, Ovation had 384 employees.

  The foregoing descriptions of the Ovation Merger Agreement and the Stockholders' Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Ovation Merger Agreement and the Stockholders' Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 4.1, respectively, and incorporated herein by reference. A copy of the press release, dated January 7, 1999, issued by the Company regarding the above-described transactions is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Agreements to Acquire Talking Directories, Inc. and Info America Phone Books,
Inc.

  On January 7, 1999, the Company and its indirect wholly owned subsidiary, McLeodUSA Publishing Company ("Pubco"), entered into an Agreement and Plan of Merger (the "TDI Merger Agreement") with Talking Directories, Inc., a Michigan corporation ("TDI"), and the stockholders of TDI pursuant to which a newly formed wholly owned subsidiary of Pubco will be merged with and into TDI (the "TDI Merger"). As a result of the TDI Merger, each share of TDI common stock will be converted into the right to receive a number of shares of the Company's Class A common stock determined in accordance with a formula contained in the TDI Merger Agreement. The maximum number of shares of the Company's Class A common stock issuable pursuant to the TDI Merger is expected to be approximately 2,556,391. The Company will also assume approximately $15.6 million of TDI debt. The Company intends to account for the TDI Merger as a "pooling of interests."

  Consummation of the TDI Merger is subject to the satisfaction of certain conditions, including (i) approval of the TDI Merger Agreement and the TDI Merger by the stockholders of TDI, (ii) compliance with all applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration of all applicable waiting periods thereunder, (iii) receipt of required regulatory approvals, (iv) receipt of an opinion of the Company's accountants that the TDI Merger may be treated as a "pooling of interests" for accounting purposes, and (v) certain other customary conditions. Both Pubco and TDI may terminate the TDI Merger Agreement if the TDI Merger has not been consummated by February 15, 1999.

  In a related transaction, on January 7, 1999, the Company and Pubco entered into an Agreement and Plan of Merger (the "Info America Merger Agreement") with Info America Phone Books, Inc., a Michigan corporation ("Info America"), and certain stockholders of Info America pursuant to which a newly formed wholly owned subsidiary of Pubco will be merged with and into Info America (the "Info America Merger"). As a result of the Info America Merger, each share of Info America's common stock will be converted into the right to receive a number of shares of the Company's Class A common stock determined in accordance with a formula contained in the Info America Merger Agreement. The maximum number of shares of the Company's Class A common stock issuable pursuant to the Info America Merger is expected to be approximately 1,203,007. The Company intends to account for the Info America Merger as a "pooling of interests."

  Consummation of the Info America Merger is subject to the satisfaction of certain conditions, including (i) approval of the Info America Merger Agreement and the Info America Merger by the stockholders of Info America,
(ii) compliance with all applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration of all applicable waiting periods thereunder, (iii) receipt of required regulatory approvals,
(iv) receipt of an opinion of the Company's accountants that the Info America Merger may be treated as a "pooling of interests" for accounting purposes, and
(v) certain other customary conditions. Both Pubco and Info America may terminate the Info America Merger Agreement if the Info America Merger has not been consummated by February 15, 1999.

  TDI and Info America are related companies, headquartered in Grand Rapids, Michigan, that together publish and distribute proprietary "white page" and "yellow page" telephone directories primarily in Michigan and northwestern Ohio. In 1998, TDI and Info America collectively published and distributed approximately

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2.6 million copies of 19 telephone directories. As of December 31, 1998, TDI had 257 employees and Info America had no employees.

  The foregoing descriptions of the TDI Merger Agreement and the Info America Merger Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the TDI Merger Agreement and the Info America Merger Agreement, copies of which are attached hereto as Exhibit 2.2 and Exhibit 2.3, respectively, and incorporated herein by reference. A copy of the press release, dated January 7, 1999, issued by the Company regarding the above-described transactions is attached as Exhibit
99.2 hereto and incorporated herein by reference.

  Certain statements contained in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties, including, but not limited to revision of expansion plans, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experiences of the Company to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Registration Statement on Form S-4, Registration
No. 333-68891, filed with the Securities and Exchange Commission on December 14, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits.

2.1   Agreement and Plan of Merger, dated as of January 7, 1999, among McLeodUSA
      Incorporated, Bravo Acquisition Corporation, Ovation Communications, Inc. and certain stockholders of Ovation Communications, Inc.
2.2   Agreement and Plan of Merger, dated as of January 7, 1999, among McLeodUSA
      Incorporated, McLeodUSA Publishing Company, Pubco Merging Co., Talking Directories,
      Inc. and certain stockholders of Talking Directories, Inc.
2.3   Agreement and Plan of Merger, dated as of January 7, 1999, among McLeodUSA
      Incorporated, McLeodUSA Publishing Company, Publication Merge Co., Info America Phone
      Books, Inc. and certain stockholders of Info America Phone Books, Inc.
4.1   Stockholders' Agreement, dated as of January 7, 1999, by and among McLeodUSA
      Incorporated, IES Investments Inc., Clark E. McLeod, Mary E. McLeod, Richard A.
      Lumpkin, Gail Lumpkin, M/C Investors L.L.C. and Media/Communications Partners III
      Limited Partnership.
99.1  Press Release, dated January 7, 1999, announcing the Company's execution of a definitive agreement to acquire Ovation Communications, Inc.
99.2  Press Release, dated January 7, 1999, announcing McLeodUSA Publishing Company's execution of definitive agreements to acquire Talking Directories, Inc. and Info
      America Phone Books, Inc.


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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          McLeodUSA Incorporated

Date: January 14, 1999

                                                     /s/ Randall Rings
                                          By: _________________________________
                                                       Randall Rings
                                               Vice President, Secretary and
                                                      General Counsel
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                                 EXHIBIT INDEX

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                                                                 Page Number
                                                                in Sequential
 Exhibit Number                    Exhibit                     Numbering System
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
       2.1      Agreement and Plan of Merger, dated as of
                 January 7, 1999, among McLeodUSA
                 Incorporated, Bravo Acquisition
                 Corporation, Ovation Communications, Inc.
                 and certain stockholders of Ovation
                 Communications, Inc.
       2.2      Agreement and Plan of Merger, dated as of
                 January 7, 1999, among McLeodUSA
                 Incorporated, McLeodUSA Publishing Company,
                 Pubco Merging Co., Talking Directories,
                 Inc. and certain stockholders of Talking
                 Directories, Inc.
       2.3      Agreement and Plan of Merger, dated as of
                 January 7, 1999, among McLeodUSA
                 Incorporated, McLeodUSA Publishing Company,
                 Publication Merge Co., Info America Phone
                 Books, Inc. and certain stockholders of
                 Info America Phone Books, Inc.
       4.1      Stockholders' Agreement, dated as of January
                 7, 1999, by and among McLeodUSA
                 Incorporated, IES Investments Inc., Clark
                 E. McLeod, Mary E. McLeod, Richard A.
                 Lumpkin, Gail Lumpkin, M/C Investors L.L.C.
                 and Media/Communications Partners III
                 Limited Partnership.
      99.1      Press Release, dated January 7, 1999,
                 announcing McLeodUSA Incorporated's
                 execution of a definitive agreement to
                 acquire Ovation Communications, Inc.
      99.2      Press Release, dated January 7, 1999,
                 announcing McLeodUSA Publishing Company's execution of definitive agreements to acquire Talking Directories, Inc. and Info
                 America Phone Books, Inc.
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